                                                                  EXHIBIT 10.40
================================================================================





                        ------------------------------

                         SECURITIES PURCHASE AGREEMENT

                        ------------------------------


                           SERIES A PREFERRED STOCK

                                      AND

                                   WARRANTS

                                      OF

                                7TH LEVEL, INC.



                            Dated as of May 6, 1998




================================================================================

                               TABLE OF CONTENTS

                                                                           Page

1.   Definitions............................................................ 1

2.   Issuance, Purchase and Sale of Securities.............................. 6
     2.1  Issuance of the Securities........................................ 6
     2.2  Sale and Purchase of the Securities............................... 6

3.   Closing of Sale of Securities.......................................... 6

4.   Deliveries at the Closing  7
     4.1  Deliveries by the Company to the Purchasers on the Closing Date... 7
          (a)    Securities................................................. 7
          (b)    Opinion of Counsel..........................................7
          (c)    Registration Rights Agreement...............................7
          (d)    Officer's Certificate.......................................7
          (e)    Payment of Closing Fees.....................................7
     4.2         Deliveries by the Purchasers to the Company on the Closing
                  Date...................................................... 7
          (a)    Purchase Price..............................................7
          (b)    Registration Rights Agreement...............................7
5.   Representations and Warranties, Etc  7
     5.1  Organization and Qualification; Authority......................... 8
     5.2  Corporate Authorization........................................... 8
     5.3  No Conflict; Requisite Consents................................... 8
     5.4  Capitalization.................................................... 9
     5.5  Litigation; Defaults.............................................. 9
     5.6  No Material Adverse Change........................................10
     5.7  Employee Programs.................................................10
     5.8  Private Offerings.................................................11
     5.10 Financial Statements; No Undisclosed Liabilities..................12
     5.11 Environmental Regulation, Etc.....................................12
     5.12 Properties and Assets.............................................13
     5.13 Insurance.........................................................13
     5.14 Employment Practices..............................................13
     5.15 Intellectual Property.............................................14
     5.16 Material Contracts................................................14
     5.17 Taxes.............................................................14
     5.18 Licenses..........................................................14
     5.19 Transactions with Affiliates......................................15
     5.20 Federal Reserve Regulations.......................................15

     5.21  Investment Company Act...........................................15
     5.22  Broker's or Finder's Commissions.................................15
     5.23  Books and Records................................................15
     5.24  Disclosure.......................................................15

6.   Representations and Warranties of the Purchasers.......................15

7.   Covenants of the Company  16
     7.1   Use of Proceeds..................................................17
     7.2   Charter Documents................................................17
     7.3   Ordinary Course..................................................17
     7.4   Issuance of Securities...........................................17
     7.5   Dividends; Changes in Capital Stock..............................17
     7.6   Change in Condition..............................................18
     7.7   No Action........................................................18

8.   Covenants of the Purchasers............................................18
     8.1   Voting Rights....................................................18
     8.2   Reservation of Securities........................................18

9.   Restrictions on Transfer...............................................18
     9.1   Restrictive Legends..............................................18
     9.2   Notice of the Proposed Transfer; Opinion of Counsel..............19

10.        Miscellaneous....................................................20
     10.1  Indemnification; Expenses, Etc...................................20
     10.2  Survival of Representations and Warranties.......................20
     10.3  Amendment and Waiver.............................................21
     10.4  Notices, Etc.....................................................21
     10.5  Entire Agreement.................................................21
     10.6  Successors and Assigns...........................................21
     10.7  Agreement and Action of the Purchasers...........................21
     10.8  Descriptive Headings.............................................22
     10.9  Governing Law....................................................22
     10.10 Counterparts.....................................................22

                                   SCHEDULES
                                   ---------

SCHEDULE 5.1    --    Qualified Jurisdictions and Subsidiaries

SCHEDULE 5.2    --    Authorization

SCHEDULE 5.3    --    Consents

SCHEDULE 5.4    --    Capitalization

SCHEDULE 5.5    --    Litigation; Defaults

SCHEDULE 5.6    --    Material Developments

SCHEDULE 5.7    --    ERISA

SCHEDULE 5.10   --    Undisclosed Liabilities

SCHEDULE 5.11   --    Environmental

SCHEDULE 5.12   --    Properties and Assets

SCHEDULE 5.13   --    Insurance

SCHEDULE 5.14   --    Employment Practices

SCHEDULE 5.15   --    Intellectual Property

SCHEDULE 5.16   --    Material Contracts

SCHEDULE 5.17   --    Taxes

SCHEDULE 5.18   --    Licenses

SCHEDULE 5.19   --    Transactions with Affiliates

SCHEDULE 6      --    Non-accredited Investors

SCHEDULE 7.3    --    Dissolved Subsidiaries

                                   EXHIBITS
                                   --------

EXHIBIT A    --    Certificate of Designations of Series A Preferred Stock

EXHIBIT B    --    Certificate of Designations of Series B Convertible
                   Preferred Stock

EXHIBIT C    --    Escrow Agreement

EXHIBIT D    --    Form of Registration Rights Agreement

EXHIBIT E    --    Form of Warrant

EXHIBIT F    --    Form of Opinion of Shereff, Friedman, Hoffman & Goodman, LLP

EXHIBIT G    --    Certificate of Designations of Series C Preferred Stock

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------

     This SECURITIES PURCHASE AGREEMENT ("Agreement"), dated as of May 6, 1998, by and among 7th Level, Inc., a Delaware corporation (the "Company") and each of the several Purchasers (as defined below).

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Company is in the process of raising capital through the sale by the Company of debt or equity securities resulting in gross proceeds of at least $7 million (the "Permanent Financing");

     WHEREAS, the Company has previously raised additional funds in the aggregate amount of $4,500,000 before the consummation of the Permanent Financing;

     WHEREAS, the Purchasers have committed an aggregate amount of $5,500,000 to the Company to subscribe for units consisting of Series A Preferred Stock, par value $.01 per share ("Series A Preferred Stock"), with the powers, designations, preferences, rights, qualifications, limitations and restrictions contained in the Certificate of Designations of the Series A Preferred Stock, substantially in the form of Exhibit A hereto (the "Series A Preferred Stock Certificate of Designations"), and warrants exercisable for shares of Common Stock (as defined), which Series A Preferred Stock will convert into Series B Convertible Preferred Stock, par value $.01 per share ("Series B Convertible Preferred Stock"), with the powers, designations, preferences, rights, qualifications, limitations and restrictions contained in the Certificate of Designations of the Series B Convertible Preferred Stock, substantially in the form of Exhibit B hereto; and

     WHEREAS, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, (i) the Series A Preferred Stock in the aggregate amount of $5,500,000 together with (ii) warrants ("Warrants") exercisable for 250,000 shares of Common Stock for each $1,000,000 invested by the Purchasers to the Company, on the terms, and subject to the conditions, set forth herein.

     NOW, THEREFORE, in consideration of these premises, the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. For purposes hereof unless the context otherwise requires, the following terms shall have the meanings indicated. All accounting terms not otherwise defined herein, shall have the respective meanings accorded to them under GAAP (as defined below). Unless the context otherwise requires,
(i) references to a "Schedule" or an "Exhibit" are to a Schedule or an Exhibit attached to this Agreement, (ii) references to a "section" are to a section of this Agreement and (iii) any of the following terms may be used in the singular or the plural, depending on the reference.

          "Accredited Investor" has the meaning ascribed thereto in Section 6(a) hereof.

          "Affiliate" means any Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Company, or (ii) which beneficially owns or holds 10% or more of any class of the outstanding Voting Stock of the Company. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of Voting Stock, by Contract or otherwise.

          "Agreement" means this Agreement, as amended, modified or supplemented from time to time, in accordance with the terms hereof, together with any exhibits, schedules or other attachments thereto.

          "Benefit Plans" has the meaning ascribed thereto in Section 5.7 hereof.

          "Business Day" means any day that is not a Saturday, a Sunday or a day on which banking institutions in New York, New York are authorized or obligated by Law, executive order or government decree to be closed.

          "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated and whether voting or non-voting) of such Person's capital stock, whether outstanding on the Closing Date or issued after the Closing Date and any and all rights, warrants or options exercisable or exchangeable for or convertible into such capital stock.

          "Charter Documents" has the meaning ascribed thereto in Section 5.1 hereof.

          "Closing" has the meaning ascribed thereto in Section 3 hereof.

          "Closing Date" has the meaning ascribed thereto in Section 3 hereof.

          "Code" means the Internal Revenue Code of 1986, and the rules and regulations promulgated thereunder, as amended from time to time.

          "Commission" means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "Common Stock" means the common stock, par value $.01 per share, of the Company.

          "Company" has the meaning ascribed thereto in the introduction hereof.

          "Company Financial Statements" has the meaning ascribed thereto in
Section 5.10 hereof.

          "Company SEC Documents" has the meaning ascribed thereto in Section
5.9 hereof.

          "Contracts" has the meaning ascribed thereto in Section 5.16 hereof.

          "ERISA" means the Employee Retirement Income Security Act of 1974, and the rules and regulations promulgated thereunder, as amended.

          "ERISA Affiliate" means any trade or business (whether incorporated or unincorporated) which is a member of a group described in Section 414(b), (c),
(m) or (o) of the Code, of which the Company also is a member.

          "ERISA Affiliate Title IV Plan" has the meaning ascribed thereto in
Section 5.7 hereof.

          "Escrow Agreement" means the Escrow Agreement dated as of the date hereof, by and among the Company, Shereff, Friedman, Hoffman & Goodman, LLP and the Purchasers, substantially in the form of Exhibit C hereto.

          "Exchange Act" means the Securities Exchange Act of 1934, and the rules and regulations of the Commission promulgated thereunder, as amended.

          "Form 10-K" means the Company's Annual Report on Form 10-K for the year ended December 31, 1997, which has been previously delivered by Donaldson, Lufkin & Jenrette Securities Corporation to the Purchasers.

          "GAAP" means generally accepted accounting principles and practices set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession that are applicable to the circumstances as of the date of determination.

          "Governmental Authority" means any governmental or quasi-governmental authority including, without limitation, any federal, state, territorial, county, municipal or other governmental or quasi-governmental agency, board, branch, bureau, commission, court, arbitration panel, department, authority, body or other instrumentality or political unit or subdivision or official thereof, whether domestic or foreign.

          "Indemnified Party" or "Indemnified Parties" has the meaning ascribed thereto in Section 10.1(a) hereof.

          "Intellectual Property" shall mean all registered patents, trademarks, product designations, service marks, copyrights, and applications for any of the foregoing, used, licensed, leased or owned, by a Person which is material to the operations of such Person.

          "Law" means any statute, ordinance, code, rule, regulation or order enacted, adopted, promulgated, applied or followed by any Governmental Authority.

          "License" or "Licenses" has the meaning ascribed thereto in Section
5.18 hereof.

          "Lien" means any security agreement, financing statement (whether or not filed) mortgage, lien (statutory or otherwise), charge, pledge, hypothecation, conditional sales agreement, adverse claim, title retention agreement or other security interest, encumbrance, lien, charge, restrictive agreement, mortgage, deed of trust, indenture, pledge, option, limitation, exception to or other title defect in or on any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale, lease, consignment, or bailment given for security purposes, trust receipt or other title retention agreement with respect to any Property or asset of such Person, whether direct, indirect, accrued or contingent.

          "Losses" has the meaning ascribed thereto in Section 10.1(a) hereof.

          "Material Adverse Effect" has the meaning ascribed thereto in Section
5.1 hereof.

          "Notes" means the Senior Secured Promissory Notes of the Company in the aggregate principal amount of $4,500,000.

          "Permanent Financing" has the meaning ascribed thereto in the introduction hereof.

          "Person" means any individual, entity or group, including, without limitation, individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

          "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

          "Purchasers" means each Person who accepts and agrees to the terms hereof as indicated by signature on an execution page of this Agreement.

          "Registration Rights Agreement" means the Registration Rights Agreement by and among the Company and the Purchasers, substantially in the form of Exhibit D hereto, as amended, modified or supplemented from time to time in accordance with the terms thereof, together with any exhibits, schedules or other attachments thereto.

          "Regulation D" means Regulation D under the Securities Act.

          "Restricted Security" has the meaning ascribed thereto in Section 9.2 hereof.

          "Rule 144" means Rule 144 as promulgated by the Commission under the Securities Act, and any successor rule or regulation thereto.

          "Rule 144A" means Rule 144A as promulgated by the Commission under the Securities Act, and any successor rule or regulation thereto.

          "Securities" means the Warrants and the Shares.

          "Securities Act" means the Securities Act of 1933, and the rules and regulations of the Commission promulgated thereunder, as amended.

          "Series A Preferred Stock" has the meaning ascribed thereto in the introduction hereof.

          "Series A Preferred Stock Certificate of Designations" has the meaning ascribed thereto in the introduction hereof.

          "Series B Convertible Preferred Stock" has the meaning ascribed thereto in the introduction hereof.

          "Series C Preferred Stock" means the Series C Preferred Stock, $.01 par value, of the Company, which shall rank junior to the Series A Preferred Stock and the Series B Convertible Preferred Stock, with the powers, designations, preferences, rights, qualifications, limitations and restrictions contained in the Certificate of Designations of the Series C Preferred Stock, substantially in the form of Exhibit G hereto.

          "Shares" has the meaning ascribed thereto in Section 2.2 hereof.

          "Subsidiary" means with respect to any Person, any corporation, association or other business entity of which securities representing more than 50% of the combined voting power of the total Voting Stock (or in the case of an association or other business entity which is not a corporation, more than 50% of the equity interest) is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. When used herein without reference to any Person, "Subsidiary" means a Subsidiary of the Company.

          "Taxes" has the meaning ascribed thereto in Section 5.17 hereof.

          "Transaction Documents" means, collectively, this Agreement, the Warrants, the Series A Preferred Stock Certificate of Designations, the Registration Rights Agreement and any and all agreements, exhibits, schedules, certificates, instruments and other documents delivered pursuant hereto and thereto.

          "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to vote for the election of directors, managers or trustees of any Persons (irrespective of whether or not at the time, Capital Stock of any class or classes will have, or might have, voting power by the reason of the happening of any contingency).

          "Warrants" has the meaning ascribed thereto in the introduction hereof.

2.  Issuance, Purchase and Sale of Securities  .

     2.1 Issuance of the Securities. The Company has authorized the issuance and sale of the Series A Preferred Stock in the aggregate principal amount of $5,500,000 and the Warrants to be acquired by the Purchasers in accordance with the terms of this Agreement. The shares of Series A Preferred Stock will be issued in accordance with the terms of the Series A Preferred Stock Certificate of Designations attached hereto as Exhibit A. The Warrants will be issued in substantially the form of the Warrant attached hereto as Exhibit E.

          2.2 Sale and Purchase of the Securities. Subject to the terms and conditions of this Agreement, on the Closing Date, the Company will issue, sell and deliver to each Purchaser and each Purchaser will purchase from the Company, such warrants and such shares of Series A Preferred Stock (the "Shares"), as is specified opposite such Purchaser's name on the signature pages hereto. At the Closing (as defined), the aggregate amount of Warrants and the purchase price of the Shares, which shall be $1,000 per share, shall be payable by the Purchasers to Shereff, Friedman, Hoffman & Goodman LLP, as escrow agent, in cash by wire transfer of immediately available funds in accordance with the terms of the Escrow Agreement, attached hereto as Exhibit C.

     3. Closing of Sale of Securities. The purchase and delivery of the Shares and the Warrants to be purchased by the Purchasers hereunder shall take place at the offices of Shereff, Friedman, Hoffman & Goodman, LLP, 919 Third Avenue, New York, New York 10022, at a closing (the "Closing") on or before May 6, 1998 or at such other place or on such other date as the Purchasers and the Company may agree upon (such date on which the Closing shall have actually occurred, the "Closing Date"). At the Closing, the Company will deliver or cause to be delivered to each Purchaser the Shares and the Warrants to be purchased by such Purchaser pursuant hereto against payment of the purchase price therefor. The Shares and the Warrants to be purchased by each Purchaser hereunder shall each be, with respect to such Purchaser, in the form of a single share certificate and Warrant (or such greater number of share certificates and Warrants as each Purchaser may request no less than 48 hours prior to the Closing), dated the date of the Closing and registered in the Purchaser's name or that of its nominee (provided to the Company no less than 48 hours prior to the Closing).

     4.  Deliveries at the Closing.

          4.1 Deliveries by the Company to the Purchasers on the Closing Date. At the Closing, the Company will deliver or cause to be delivered to each Purchaser, against payment of the purchase price as provided herein:

               (a) Securities. The Warrants and the certificates representing the Shares, as provided in Section 3 hereof.

               (b) Opinion of Counsel. A favorable opinion from Shereff, Friedman, Hoffman & Goodman, LLP, counsel for the Company, substantially in the form set forth in Exhibit F, addressed to the Purchasers, dated the Closing Date and otherwise satisfactory in substance and form to the Purchasers, and their respective counsel.

               (c) Registration Rights Agreement. The Registration Rights Agreement, duly executed by the Company.

               (d) Officer's Certificate. A certificate, dated the Closing Date, of an officer of the Company, (i) certifying as true, complete and correct its Charter Documents and resolutions relating to the transactions contemplated by this Agreement and the other Transaction Documents, (ii) as to the absence of proceedings or other action for dissolution, liquidation or reorganization of the Company, and (iii) as to the incumbency and specimen signatures of officers who shall have executed instruments, agreements and other documents in connection with the transactions contemplated hereby.

               (e) Payment of Closing Fees. The fees, expenses and disbursements of not more than one counsel for the Purchasers not to exceed $10,000 reflected in statements of such counsel rendered prior to or on the Closing Date.

          4.2 Deliveries by the Purchasers to the Company on the. At the Closing, each Purchaser will deliver or Closing Date cause to be delivered to the Company the following:

               (a) Purchase Price. Such Purchaser's payment of the purchase price, as provided herein.

               (b) Registration Rights Agreement. The Registration Rights Agreement, duly executed by the Purchasers and Agent.

     5. Representations and Warranties, Etc. In order to induce the Purchasers to purchase the Securities, the Company represents and warrants to the Purchasers that:

          5.1 Organization and Qualification; Authority. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Schedule 5.1 attached hereto contains a list of the name and jurisdiction of organization of each of the Company's Subsidiaries and the Company's ownership interest with respect thereto. Each Subsidiary material to the business of the Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company and each of its Subsidiaries has full corporate power and authority and all necessary government approvals to own and lease its properties and carry on its business as presently conducted, is duly qualified, registered or licensed as a foreign corporation to do business and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the character of its present operations makes such qualification, registration or licensing necessary, except where the failure to so qualify or be in good standing would not have a material adverse effect on the condition (financial or otherwise), assets, business or results of operations of the Company and its Subsidiaries, taken as a whole (a ''Material Adverse Effect"). The Company has heretofore delivered to the Purchasers' counsel complete and correct copies of (i) the certificate of incorporation and
(ii) the by-laws of the Company and its Subsidiaries, each as amended to date and as presently in effect (collectively, the ''Charter Documents").

          5.2 Corporate Authorization. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents are within the Company's corporate power and authority. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the performance by the Company of its obligations hereunder and thereunder, have been duly authorized by all requisite corporate action and no other corporate proceedings on the part of the Company other than those listed on Schedule 5.2 are necessary to authorize this Agreement and the other Transaction Documents. This Agreement and the other Transaction Documents have been duly executed and delivered by duly authorized officers of the Company and, assuming the due authorization, execution and delivery thereof by all parties thereto other than the Company, constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, reorganization, moratorium, fraudulent conveyance and insolvency laws and by other laws affecting the rights of creditors generally and except as may be limited by the availability of equitable remedies.

          5.3 No Conflict; Requisite Consents. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents does not and will not (i) contravene or conflict with the Charter Documents and any amendments thereto as contemplated by the Form 10-K, (ii) constitute a default under or give rise to a right of termination, cancellation or acceleration of any right or obligation of the Company or any of the Company's Subsidiaries under any provision of any written agreement or other instrument binding upon the Company or any of the Company's Subsidiaries or require the consent of any third party under any Law applicable to the Company or any License held by the Company or any of the Company Subsidiaries, or (iii) result in the creation or imposition of any Lien on any asset of the Company or any of the Company's Subsidiaries, except, with respect to each of the occurrences or results referred to in clauses (ii) and (iii) of this sentence, (a) the third party consents set forth in Schedule 5.3 and (b) such items which would not have a Material Adverse Effect.

          5.4  Capitalization.

               (a) As of April 28, 1998, the authorized Capital Stock of the Company consists of 20,000,000 shares of Common Stock and 100,000 shares of preferred stock, par value $.01 per share, of which 13,857,361 shares of Common Stock and no shares of preferred stock are issued and outstanding. All issued and outstanding shares of the Company's Capital Stock are validly issued, fully paid and nonassessable. Except as set forth on Schedule 5.4, there are no (i) outstanding subscriptions, options, warrants or rights (including registration rights, conversion rights and preemptive rights), agreements, calls, convertible securities, arrangements or commitments of any character to which the Company is a party relating to the issued or unissued Capital Stock or other securities of the Company or obligating the Company to grant, issue or sell any such options, warrants or rights or (ii) shares of Common Stock reserved for issuance upon the exercise of any warrants, options granted or to be granted under any stock option plan or any options previously granted outside of any stock option plan.

               (b) All the outstanding shares of Common Stock of the Company's Subsidiaries are validly issued, fully paid and nonassessable and are owned by the Company or by a Subsidiary of the Company free and clear of all Liens, except as set forth on Schedule 5.4 and except for Liens which in the aggregate are not material to the Company and its Subsidiaries. As of the date of this Agreement, there are no outstanding options, warrants, preemptive or other rights, Contracts, commitments, undertakings or arrangements by which any of the Company's Subsidiaries is or may become obligated to issue any additional shares of their Capital Stock or securities convertible into any such shares except as set forth on Schedule 5.4 or as contemplated by the Form 10-K. The Company does not directly or indirectly own any interest in any other corporation, partnership, joint venture or other business association or entity, which interest is material to the Company and its Subsidiaries, taken as a whole, except as set forth on Schedule 5.4, or in the Form 10-K for the fiscal year ended December 31, 1997 heretofore made available to the Purchasers, or otherwise publicly disclosed in a subsequent filing with the Commission pursuant to the Securities Act or the Exchange Act. Schedule 5.4 contains a list of all options, warrants or other securities convertible into shares of Common Stock granted or approved to be granted by the Company's Board of Directors (or a committee thereof) prior to the date hereof.

          5.5 Litigation; Defaults. There is no action, suit, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any of its Subsidiaries, or any properties of any of the foregoing, before or by any Governmental Authority, which would (i) have a Material Adverse Effect, or (ii) impair the ability of the Company to perform any material obligation which the Company has under any Transaction Document except as set forth on Schedule 5.5 or Schedule 5.11. Neither the Company nor any of its Subsidiaries is in violation of, or in default under (and there does not exist any event or condition which, after notice or lapse of time or both, would constitute such a default under), any term of its Charter Documents, or of any term of any agreement, Contract, instrument, judgment, decree, writ, determination, arbitration award, or Law applicable to the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is bound, or to any Properties of the Company or any of its Subsidiaries, except in each case to the extent that such violations or defaults would not (a) affect the validity or enforceability of any Transaction Document, (b) have a Material Adverse Effect or (c) impair the ability of the Company to perform any material obligation which the Company has under any Transaction Document except as set forth on Schedule 5.5 or Schedule 5.11.

          5.6 No Material Adverse Change. Since December 31, 1997, there has been (i) no material adverse change in the condition (financial or otherwise), assets, business, projects or results of operations of the Company or any of its Subsidiaries, (ii) no material obligation or liability (contingent or otherwise) incurred by the Company or any of its Subsidiaries, other than obligations and liabilities incurred in the ordinary course of business and no material Lien placed on any of the Properties of the Company or any of its Subsidiaries that remains in existence on the date hereof, other than liabilities and Liens described on Schedule 5.12 hereto, and (iii) no acquisition or disposition of any material assets by the Company or any of its Subsidiaries (or any Contract or arrangement therefor), or any other material transaction, otherwise than for fair value in the ordinary course of business, except as set forth on Schedule 5.6, the Company SEC Documents or by virtue of the Company exiting the games business and the international business.

          5.7  Employee Programs.

               (a) Neither the Company nor its Subsidiaries provide, nor has an obligation to provide, or make contributions to provide compensation or benefits of any kind or description whatsoever (whether current or deferred and whether paid in cash or in kind) to, or on behalf of, one, or more than one, current or former employees or directors of the Company, its Subsidiaries or any of its current or former Affiliates or any of their dependents, other than any plans, programs or other arrangements which only provide for the payment of cash compensation currently from the general assets of the Company or its Subsidiaries on a payday by payday basis as base salary or hourly wages for current services and other than policies for vacation and sick days and except as disclosed on Schedule 5.7 (individually, a "Benefit Plan," and collectively, the "Benefit Plans"). Each of the Benefit Plans is listed on Schedule 5.7.

               (b)  Except as disclosed on Schedule 5.7:

                    (i) No ERISA Affiliate (other than the Company or its Subsidiaries) provides, or has an obligation to provide, contributions, compensation or benefits of or under any plan, program or arrangement which is subject to Title IV of ERISA ("ERISA Affiliate Title IV Plan").

                    (ii) The Company has furnished or made available to the Purchasers a true, complete and current copy of each written Benefit Plan and any amendments thereto, a summary of each other Benefit Plan, and all Internal Revenue Service, Department of Labor or Pension Benefit Guaranty Corporation rulings or determinations, annual reports, summary plan descriptions, actuarial and other financial reports and such other documentation with respect to any Benefit Plan as was reasonably requested by the Purchasers.

                    (iii) No assets have been set aside in a trust or other separate account to pay directly or indirectly any benefits under any Benefit Plan or to the extent assets have been set aside, all assets are shown on the books and records of such trust or separate account at their fair market value as of the date of any report last provided with respect to such trust.

                    (iv) Each Benefit Plan and each ERISA Affiliate Title IV Plan has been established, maintained and administered in compliance in all material respects with all applicable Laws. The Company has no duty or obligation to indemnify or hold any other person or entity harmless for any liability attributable to any acts or omissions by such person or entity with respect to any Benefit Plan or ERISA Affiliate Title IV Plan, other than indemnification obligations to Benefit Plan fiduciaries under the terms of the Benefit Plan documents and corporate charters, by-laws and state corporate Law.

                    (v) Neither the Company nor its Subsidiaries has incurred any material liability for any tax or penalty with respect to any Benefit Plan, ERISA Affiliate Title IV Plan or any group health plan (as described in Section 5000 of the Code) of an ERISA Affiliate including, without limitation, any tax or penalty under ERISA or under the Code.

                    (vi) Neither the Company nor its Subsidiaries has terminated or withdrawn from, or sought a funding waiver with respect to, any Benefit Plan which is subject to Title IV of ERISA.

                    (vii) To the knowledge of the Company, there is no proposed or actual audit or investigation by any Governmental Authority with respect to any Benefit Plan or ERISA Affiliate Title IV Plan.

                    (viii) Neither the Company nor its Subsidiaries has any obligation to make, or reimburse another employer, directly or indirectly, for making, contributions to a multi employer plan as described in Title IV of ERISA.

          5.8 Private Offerings. Assuming the truth of the Purchasers' representations and acknowledgments contained in Section 6 hereof, neither the Company nor any person acting on its behalf (other than the Purchasers, as to whom the Company makes no representations) has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act. The Company has not sold the Securities to anyone other than the Purchasers designated in this Agreement. No securities of the same class or series as the Securities have been issued and sold by the Company prior to the date hereof. Each Security shall bear substantially the same legend set forth in Section 9.1 hereof for at least so long as required by the Securities Act.

          5.9 Company SEC Documents. The Company has filed with the Commission, and has heretofore made available to the Purchasers, true and complete copies of, each report, schedule, registration statement and definitive proxy statement required to be filed by it under the Exchange Act or the Securities Act (as such documents have been amended since the time of their filing, collectively, the "Company SEC Documents"). As of their respective dates, the Company SEC Documents do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Assuming the truth of the Purchasers' representations and acknowledgments contained in Section 6 hereof and any required filings pursuant to the Securities Act or any state securities laws, or such other post-closing filings as may be required, the offer and sale of the Securities are and will be exempt from the registration and prospectus delivery requirements of the Securities Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

          5.10 Financial Statements; No Undisclosed Liabilities. The financial statements of the Company included or incorporated by reference in the Company SEC Documents (the "Company Financial Statements") have been prepared in accordance with GAAP applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and the consolidated Subsidiaries of the Company as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end adjustments and any other adjustments described therein). Since December 31, 1997, neither the Company nor any of the Company's Subsidiaries has incurred any liabilities or obligations of any nature, whether or not accrued, absolute, contingent or otherwise, that would have a Material Adverse Effect, other than liabilities (i) disclosed in press releases set forth on Schedule 5.10, Schedule 5.10 or the Company SEC Documents filed prior to the date of this Agreement (all of which have been furnished to the Purchasers), (ii) adequately provided for in the Company Financial Statements or disclosed in any related notes thereto (all of which have been furnished to the Purchasers), (iii) not required under GAAP to be reflected in the Company Financial Statements, or disclosed in any related notes thereto, (iv) incurred in connection with the Permanent Financing, this Agreement or the other Transaction Documents, or (v) incurred in the ordinary course of business.

          5.11 Environmental Regulation, Etc. To the knowledge of the Company, (i) the operations of the Company and its Subsidiaries comply in all material respects with all applicable federal, state or local environmental, health and safety statutes and regulations; (ii) none of the operations of the Company or its Subsidiaries is the subject of any judicial or administrative proceeding alleging the violation of any federal, state or local environmental, health or safety statute or regulation; (iii) none of the operations of the Company or its Subsidiaries is the subject of a federal or state investigation evaluating whether any remedial action is needed to respond to a release of any hazardous or toxic waste, substance or constituent, or other substance into the environment; (iv) neither the Company nor its Subsidiaries has filed any notice under any federal or state Law indicating past or present treatment, storage or disposal of a hazardous waste or reporting a spill or release of a hazardous or toxic waste, substance or constituent, or other substance into the environment; and (v) neither the Company nor its Subsidiaries has contingent liability in connection with any release of any hazardous or toxic waste, substance or constituent, or other substance into the environment except as set forth on Schedule 5.11.

          5.12 Properties and Assets. The Company and its Subsidiaries have good record and marketable fee title to all real Property and all other Property and assets, whether tangible or intangible, owned by them and reasonably necessary in the conduct of business of the Company or its Subsidiaries, except defects in title which would not have a Material Adverse Effect or disclosed on
Schedule 5.12. The Company and its Subsidiaries have complied with all commitments and obligations on their part to be performed or observed under each of the leases listed on Schedule 5.12, except for such noncompliance which would not have a Material Adverse Effect. All buildings, machinery and equipment of the Company and its Subsidiaries are in good repair and working order, except for ordinary wear and tear, and except as would not have a Material Adverse Effect.

          5.13 Insurance. A list of all insurance policies covering the assets, business, equipment and Properties under which the Company or any of its Subsidiaries may derive any material benefit is set forth on Schedule 5.13 hereof. Except as set forth on Schedule 5.13, such policies of insurance and bonds (or other policies and bonds providing substantially similar insurance coverage) are and have been in full force and effect for at least the last year and remain in full force and effect. Such policies of insurance and bonds are of the type and in amounts customarily carried by Persons conducting business similar to that presently conducted by the Company and its Subsidiaries. The Company knows of no threatened termination of any such policies or bonds.

          5.14 Employment Practices. Neither the Company nor its Subsidiaries is a party to, or bound by, any collective bargaining agreement, Contract or other agreement or understanding with a labor union organization except as set forth on Schedule 5.14. Except as set forth on Schedule 5.14, there (i) is no unfair labor practice or material labor arbitration proceeding pending or, to the Company's knowledge, threatened against the Company or its Subsidiaries, (ii) are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or, to the Company's knowledge, threatened involving employees of the Company or its Subsidiaries, and (iii) is no material labor controversy in existence with respect to the Company's or the Subsidiaries' business and operations.

          5.15 Intellectual Property. Schedule 5.15 annexed hereto sets forth an accurate and complete list of all Intellectual Property owned or licensed by the Company and its Subsidiaries. Except as set forth on Schedule 5.15, (i) the Company and its Subsidiaries own, are licensed or otherwise have the right to use, all Intellectual Property used in the business of the Company and its Subsidiaries, as presently conducted or as proposed by the Company or its Subsidiaries to be conducted, (ii) to the knowledge of the Company, the use of the Intellectual Property by the Company or its Subsidiaries does not infringe upon or otherwise violate the rights of any third party in or to such Intellectual Property, and no claim has been asserted with respect thereto which violation or assertion would have a Material Adverse Effect, and
(iii) no Employee of the Company or its Subsidiaries has a right to receive a royalty or similar payment, or has any other monetary rights, in respect of any item of Intellectual Property of the Company or its Subsidiaries.

          5.16 Material Contracts. Schedule 5.16 sets forth a true, complete and correct list of all contracts, agreements, commitments, obligations and licenses to which the Company or its Subsidiaries is a party that are material ("Contracts"). All of the Contracts are valid and binding and are in full force and effect; and, except as set forth in Schedule 5.16 hereto, there are no existing material defaults (or events which, with notice or lapse of time or both, would constitute a material default) by the Company or its Subsidiaries, or, to the Company's knowledge, any other party thereunder.

          5.17 Taxes. The Company and its Subsidiaries have in all material respects filed or obtained extensions of all federal, state, local and foreign income, excise, franchise, real estate, sales and use and other tax returns heretofore required by Law to be filed by it. All material federal, state, county, local, foreign or other income taxes which have become due or payable by the Company or any of its Subsidiaries (collectively, "Taxes"), have been paid in full or are adequately provided for in accordance with GAAP on the financial statements of the applicable Person. No Liens arising from or in connection with Taxes have been filed and are currently in effect against the Company or any of its Subsidiaries, except for Liens for Taxes which are not yet due or which would not have a Material Adverse Effect. Except as set forth on Schedule 5.17, no audits or investigations are pending or, to the knowledge of the Company, threatened with respect to any tax returns or Taxes of the Company or any of its Subsidiaries.

          5.18 Licenses. The Company and its Subsidiaries hold all material licenses, franchises, permits, consents, registrations, certificates and other approvals (individually, a "License" and collectively, "Licenses") required for the conduct of their business as now being conducted, and are operating in substantial compliance therewith, except where the failure to hold any such License or to operate in compliance therewith would not have a Material Adverse Effect. Except as set forth on Schedule 5.18, the Company and its Subsidiaries are in substantial compliance with all Laws applicable to it, except in each case where the failure so to comply would not have a Material Adverse Effect or a material adverse effect on the ability of the Company or any of its Subsidiaries to perform any obligation that it has under any Transaction Document to which it is a party.

          5.19 Transactions with Affiliates. There are no material transactions, agreements or understandings, existing or presently contemplated, between or among the Company or any of its Subsidiaries, and any of their officers or directors or stockholders or any of their Affiliates or associates except as set forth on Schedule 5.19 or contemplated by the Form 10-K.

          5.20 Federal Reserve Regulations. None of the transactions contemplated by this Agreement (including without limitation the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including without limitation Regulations G, T, U and X of the Board of Governors of the Federal Reserve System.

          5.21 Investment Company Act. Neither the Company nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          5.22 Broker's or Finder's Commissions. With the exception of the retention of Donaldson, Lufkin & Jenrette Securities Corporation, the Company has not employed any agent, broker, investment banker, finder or financial advisor or incurred any liability for any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement and the other Transaction Documents.

          5.23 Books and Records. The books of account, minute books, stock record books and other records of the Company and the Company's Subsidiaries, all of which have been made available to the Purchasers, are complete and correct in all material respects.

          5.24 Disclosure. The Form 10-K, this Agreement and the other Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     60   Representations and Warranties of the Purchasers.

          (a) Each Purchaser represents for itself to the Company that (i) except as set forth on Schedule 6, it is an accredited investor as defined in Regulation D under the Securities Act ("Accredited Investor"), and (ii) by reason of its business and financial experience, and the business and financial experience of those persons, if any, retained by it to advise it with respect to its investment in the Securities, such Purchaser together with such advisers have such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risk of the prospective investment, and that it is purchasing the Securities for its own account or for one or more separate accounts maintained by it or for the account of one or more institutional investors on whose behalf such Purchaser has authority to make this representation for investment and not with a view to the distribution thereof or with any present intention of distributing or selling any of the Securities except in compliance with the Securities Act and except to one or more such institutional investors, provided that the disposition of such Purchaser's or such investor's property shall at all times be within its control. Each Purchaser that is not an Accredited Investor represents for itself to the Company that he or she has been furnished by the Company with all information required by regulation D under the Securities Act in connection with this Agreement and the transactions contemplated hereby. Each Purchaser understands and agrees that the Company's offer and sale of the Securities have not been registered under the Securities Act and the Securities may be resold only if registered pursuant to the provisions thereunder or if an exemption from registration is available.

          (b) Each Purchaser which is an insurance company represents, to the knowledge of such Purchaser, that no part of the funds to be used by it to purchase the Securities to be purchased by such Purchaser constitutes assets allocated to any separate account maintained by such Purchaser that contains the assets of any Benefit Plan listed on Schedule 5.7 (or its related trust). Each Purchaser which is not an insurance company or an "investment company" (as defined in the Investment Company Act of 1940, as amended) also represents, to the knowledge of such Purchaser, that no part of the funds to be used to purchase the Securities to be purchased by such Purchaser constitutes assets allocated to any trust or other entity which contains the assets of any Benefit Plan listed on Schedule 5.7. The representations made in the preceding sentences are made solely in reliance upon, and subject to, the accuracy of the Company's representations contained in Section 5.7 of this Agreement and the list of Benefit Plans shown on Schedule 5.7. As used in this section, the term "separate account" shall have the meaning assigned to it in Section 3(17) of ERISA.

          (c) Each Purchaser represents for itself to the Company that it has full power and authority and has taken all action necessary to authorize it to enter into and perform its obligations under this Agreement and the other Transaction Documents. This Agreement is the legal, valid and binding obligation of each Purchaser, and is enforceable against each Purchaser in accordance with its terms, except as may be limited by bankruptcy, reorganization, moratorium, fraudulent conveyance and insolvency laws and by other laws affecting the rights of creditors generally and except as may be limited by the availability of equitable remedies.

          (d) Each Purchaser acknowledges for itself that it has read the Form 10-K and has received all the information it has requested from the Company and has had the opportunity to ask questions of the Company and, relying on the completeness and accuracy of such information, such Purchaser believes such information is sufficient to make an informed decision with respect to its purchase of the Securities.

          (e) Each Purchaser acknowledges for itself that the address set forth on such Purchaser's signature page hereto is such Purchaser's principal place of business.

     70 Covenants of the Company. The Company covenants and agrees that from the date hereof until the earlier of the consummation of the sale of the Series B Convertible Preferred Stock to the holders of the Notes as contemplated below or the repayment of the Notes in full, unless the Purchasers shall otherwise consent in writing, it will do or cause the following:

          7.1 Use of Proceeds. Use the net proceeds from the sale of the Securities to provide for working capital requirements and general corporate purposes.

          7.2 Charter Documents. The Charter Documents shall not have been modified or amended since the date delivered by the Company, except for the Company's Certificate of Incorporation which may be amended to increase the number of authorized shares of Capital Stock, to change the terms of the Company's blank check preferred stock in order to provide for the establishment of voting rights and to perform such other acts as are necessary to establish the terms of the Series A Preferred Stock, the Series B Convertible Preferred Stock and the Series C Preferred Stock.

          7.3 Ordinary Course. Other than with respect to the Company's games business and international business, the Company's business and the businesses of its Subsidiaries shall be conducted only in the ordinary course of business and in a manner consistent with past practice. The Company shall use commercially reasonable efforts to preserve substantially intact the business organization of itself and its Subsidiaries, to keep available the services of its present officers and employees and to preserve its present relationships with customers, suppliers and other persons with which it has a significant business relationship, except as otherwise contemplated by the Company SEC Documents; provided, however, that the Company shall be permitted to close international business offices and dissolve its Subsidiaries listed on Schedule 7.3.

          7.4 Issuance of Securities. The Company shall not, nor shall it permit any of its Subsidiaries to, issue, deliver, sell, redeem, acquire, authorize or propose to issue, deliver, sell, redeem, acquire or authorize, any shares of its Capital Stock of any class or any securities convertible into, or any rights, warrants or options to acquire, any such shares or convertible securities or other ownership interest, provided that the Company shall be permitted to (i) issue the securities as set forth on Schedule 5.4, (ii) issue Common Stock, Warrants, Series B Convertible Preferred Stock resulting from the provisions of this Agreement and the Securities Purchase Agreement dated as of May 6, 1998 by and among the Company, Alpine Associates, a New Jersey Limited Partnership and East West Capital Associates, Inc. relating to the sale of the Notes, and in each case the documents executed, filed or delivered in connection therewith or Series C Preferred Stock and (iii) grant options to purchase up to an aggregate of 10% of the shares of Common Stock outstanding, as determined on a fully-diluted basis.

          7.5 Dividends; Changes in Capital Stock. The Company shall not, nor shall it permit any of its Subsidiaries to, nor shall it propose to: (i) declare, set aside, make or pay any dividend or other distribution, payable in cash, stock, property or otherwise, with respect to any of its Capital Stock, except with respect to the Series A Preferred Stock and the Series B Convertible Preferred Stock; or (ii) reclassify, combine, split, subdivide or redeem, promptly purchase or otherwise acquire, directly or indirectly, any of its Capital Stock.

          7.6 Change in Condition. The Company shall promptly advise the Purchasers in writing of any change in the condition (financial or otherwise), operations or properties or businesses of the Company or any of its Subsidiaries which would have a Material Adverse Effect.

          7.7 No Action. The Company shall not, and shall not permit any of its Subsidiaries to, take or agree or commit to take any action, (i) that is likely to make any of its representations or warranties hereunder inaccurate; or
(ii) that is prohibited pursuant to the provisions of this Section 7.

          7.8 Replacement of Certificates. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any certificate representing any of the Securities, and in the case of loss, theft or destruction, upon receipt of indemnity in reasonable form and scope, the Company will issue a new certificate representing such Securities in lieu of such lost, stolen, destroyed, or mutilated certificate.

     80  Covenants of the Purchasers.

          8.1 Voting Rights. The Purchasers agree to vote all shares of Common Stock beneficially owned by them or by any of their affiliates in favor of the amendment to the Company's Certificate of Incorporation contemplated by the Series A Preferred Stock Certificate of Designations attached as Exhibit A hereto and the Company may request voting agreements to be executed by all such affiliates. The Company shall use its best efforts to cause such amendment to be approved by the Company's stockholders or for an exemption of the Nasdaq Stock Market to be granted and shall recommend to its stockholders a vote in favor of these matters.

          8.2 Reservation of Securities. The Company shall reserve and set apart and have at all times, free from preemptive rights, the number of authorized but unissued shares of Series A Preferred Stock, and shall use its best efforts to reserve and set apart and have at all times, free from preemptive rights, the number of authorized but unissued shares of Series B Convertible Preferred Stock (and shares of Common Stock convertible upon conversion of the Series B Convertible Preferred Stock), to conform to the Company's obligations set forth in Section 8.1.

     90  Restrictions on Transfer.

          9.1  Restrictive Legends. Except as otherwise permitted by this
Section 9, each Security issued pursuant to this Agreement shall be stamped or otherwise imprinted with a legend in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT,
          (ii) RULE 144 OR RULE 144A UNDER SUCH ACT, OR (iii) ANY OTHER

          EXEMPTION FROM REGISTRATION UNDER SUCH ACT, PROVIDED THAT, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SUBSTANCE IS FURNISHED TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.

     The Company shall maintain a copy of this Agreement and any amendments thereto on file in its principal office, and will make such copy available during normal business hours for inspection to any party thereto or will provide such copy to any Purchaser upon its request.

          9.2 Notice of the Proposed Transfer; Opinion of Counsel. Each Purchaser of each Security bearing the restrictive legend set forth in Section
9.1 above ("Restricted Security") agrees that prior to any transfer or attempted transfer of such Restricted Security to give to the Company (a) written notice describing the manner or circumstances of such transfer or proposed transfer, and (b) an opinion of counsel, which is knowledgeable in securities law matters, in form and substance reasonably satisfactory to the Company, to the effect that the proposed transfer of such Restricted Security may be effected without registration of such Restricted Security under the Securities Act. If the holder of the Restricted Security delivers to the Company an opinion of counsel in form and substance reasonably satisfactory to the Company that subsequent transfers of such Restricted Security will not require registration under the Securities Act, the Company will after such contemplated transfer deliver new Securities for such Restricted Security which do not bear the Securities Act legend set forth in Section 9.1 above. The restrictions imposed by this Section 9 upon the transferability of any particular Restricted Security shall cease and terminate (i) when such Restricted Security has been sold pursuant to an effective registration statement under the Securities Act, (ii) when such Restricted Security has been transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act, or (iii) upon the date which is two (2) years after the later of (A) the original issue date of the Restricted Security and (B) the last date on which the Company or any Affiliate of the Company was the owner of the Restricted Security (or any predecessor Restricted Security). As used in this Section 9.2, the term "transfer'' encompasses any sale, transfer or other disposition of any Securities referred to herein.

     100  Miscellaneous.

          10.1  Indemnification; Expenses, Etc.

               (a) The Company agrees to indemnify and hold harmless each Purchaser, its Affiliates and each of its and their respective directors, officers, partners, principals and attorneys (individually, an "Indemnified Party" and, collectively, the "Indemnified Parties") from and against any and all losses, claims, damages, liabilities, costs (including reasonable attorneys' fees) and expenses (collectively, "Losses") to which any Indemnified Party may become subject, insofar as such Losses arise out of, in any way relate to, or result from (i) any breach of any representation or warranty made by the Company, or the failure of the Company to fulfill any agreement or covenant contained in this Agreement or any other Transaction Document, or (ii) any proceeding against the Company or any Indemnified Party brought by any third party arising out of or in connection with this Agreement or the other Transaction Documents; provided, however, that the Company shall not have any obligation under this indemnity provision after twelve months from the date hereof, or for liabilities resulting from the gross negligence or willful misconduct of any Indemnified Party. The Company agrees to reimburse any Indemnified Party for all such Losses as they are incurred or suffered by such Indemnified Party.

               (b) If any Indemnified Party is entitled to indemnification hereunder, such Indemnified Party shall give prompt notice to the Company of any claim or of the commencement of any proceeding against the Company or any Indemnified Party brought by any third party with respect to which such Indemnified Party seeks indemnification pursuant hereto; provided, however, that the delay to so notify the Company shall not relieve the Company from any obligation or liability except to the extent the Company is prejudiced by such delay. The Company shall have the right, exercisable by giving written notice to an Indemnified Party within 30 days after the receipt of written notice from such Indemnified Party of such claim or proceeding, to assume, at the expense of the Company, the defense of any such claim or proceeding with counsel reasonably satisfactory to such Indemnified Party. The Company shall not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by claimant or plaintiff to such Indemnified Party or Parties of a release, in form and substance satisfactory to the Indemnified Party or Parties, from all liability in respect of such claim, litigation or proceeding.

          10.2 Survival of Representations and Warranties. All representations and warranties contained in this Agreement or in the other Transaction Documents shall survive, for the duration of any statutes of limitation applicable thereto, the execution and delivery of this Agreement, any investigation at any time made by any Purchaser or on such Purchaser's behalf, the purchase of the Securities by the Purchasers under this Agreement and any disposition of or payment on the Securities; provided, however, that such representations and warranties shall expire upon the earlier of the consummation of the Permanent Financing.

          10.3 Amendment and Waiver. This Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by the Purchasers and/or the other holders of the Shares, holding a majority of the aggregate amount of the Shares, and the Company.

          10.4 Notices, Etc. Except as otherwise provided in this Agreement, notices and other communications under this Agreement shall be in writing and shall be delivered personally, sent by telecopier (with written confirmation of receipt), mailed by registered or certified mail, return receipt requested, or by a nationally recognized overnight courier, postage prepaid, addressed, (a) if to any Purchaser, at such address or telecopier number as is set forth next to such Purchaser's name on the signature page hereto, or as any such Purchaser shall have furnished to the Company in writing, or (b) if to the Company, at 1110 East Collins Boulevard, Suite 122, Richardson, Texas

75081, telecopier no.: (972) 498-0111, to the attention of President, or at such other address or telecopier number, or to the attention of such other officer, as the Company shall have furnished to the Purchasers in writing, with a copy to The Schupak Group, 730 Fifth Avenue, Suite 1901, New York, New York 10022, telecopier no. (212) 262-1031, to the attention of Donald Schupak, and with a copy to Shereff, Friedman, Hoffman and Goodman, LLP, 919 Third Avenue, New York, New York 10022, telecopier no.: (212) 758-9526, to the attention of Gerald Adler, Esq.

          10.5 Entire Agreement. This Agreement, the other Transaction Documents embody the entire agreement and understanding between the Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

          10.6 Successors and Assigns. Whenever in this Agreement any of the parties hereto are referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the respective parties which are contained in this Agreement shall bind and inure to the benefit of the successors and assigns of all other parties. The terms and provisions of this Agreement and the other Transaction Documents shall inure to the benefit of and shall be binding upon any assignee or transferee of any Purchaser, and in the event of such transfer or assignment, the rights and privileges herein conferred upon any such Purchaser shall automatically extend to and be vested in, and become an obligation of, such transferee or assignee, all subject to the terms and conditions hereof. In connection therewith, such transferee or assignee may disclose all documents and information which such transferee or assignee now or hereafter may have relating to the Warrants, the Shares, this Agreement, the other Transaction Documents, the Company, any other Persons referred to herein or any of the business of any of the foregoing entities, subject to such transferee or assignee executing a confidentiality agreement reasonably satisfactory to the Company.

          10.7 Agreement and Action of the Purchasers. Upon any occasion requiring, permitting or referencing an act or an approval, consent, waiver, election or other action on the part of the Purchasers, any such action shall
(i) be taken upon the affirmative vote of the Purchasers and/or the other holders of the Shares, holding a majority or agreeing to purchase a majority under this Agreement of the aggregate amount of the Shares, or (ii) be deemed to have been taken by the Purchasers upon such action being taken by the Purchasers and/or the other holders of the Shares, holding a majority of the aggregate amount of the Shares.

          10.8 Descriptive Headings. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

          10.9 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CHOICE-OF-LAW PRINCIPLES THEREOF.

          10.10 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original.

     If this Agreement is satisfactory, please so indicate by signing the applicable attached signature page of this Agreement and delivering such counterpart to the Company, whereupon this Agreement will become binding among the parties hereto in accordance with its terms.

                              7TH LEVEL, INC.


                              By: /s/ DONALD SCHUPAK
                                 ------------------------------------
                              Name:  Donald Schupak
                              Title: Chairman of the Board

                       SECURITIES PURCHASE AGREEMENT FOR
                SHARES OF SERIES A PREFERRED STOCK AND WARRANTS
                           PURCHASER SIGNATURE PAGE

Accepted and agreed as of the         Aggregate Amount of
date first written above:                   Shares of Series A Preferred Stock
                                            to be Purchased:  150
                                                            --------

     DNK Investments LLP                    Aggregate Amount of
Name: /s/ DOUGLAS MORGAN                    Warrants to be Purchased: 37,500
                                                                     ---------
        General Partner Douglas Morgan
   By:  /s/ KENNETH W. GOLDSTEIN
        ------------------------------
          Name:
          Title:  General Partner Kenneth W. Goldstein

Address:  21 Vouga Ln.
          ----------------------
          St. Louis, MO  63131
          ----------------------

Telephone: 314-432-6607
          ----------------------
Telecopy:  314-432-2615
          ----------------------

WITH A COPY TO:

Address:                             Tax I.D. Number:
                                                     ------------------

                                           (if acquired in the name of a
                                           nominee, the taxpayer I.D.
                                           number of such nominee)
Telephone:
Telecopy:

                                           Designated Bank:
Nominee (name in which the
Shares and Warrants are to be registered,  -------------------------------------
if different than name of                  Name
Purchaser):
                                           -------------------------------------
                                           ABA #

                                           -------------------------------------
                                           Street Address

                                           -------------------------------------
                                           City     State    Zip Code

--------------------------------------     -------------------------------------
   (Nominee's Name)                        Account Number     Attention

                       SECURITIES PURCHASE AGREEMENT FOR
                SHARES OF SERIES A PREFERRED STOCK AND WARRANTS
                           PURCHASER SIGNATURE PAGE

Accepted and agreed as of the         Aggregate Amount of
date first written above:                  Shares of Series A Preferred Stock
                                           to be Purchased:   830

                                           Aggregate Amount of
Name: Entec Associates                     Warrants to be Purchased:  207,500

   By: /s/ MICHAEL R. MILKEN
           Name:  Michael R. Milken
           Title:  General Partner

           Address:  844 Moraga Drive
                     Los Angeles, CA  90049

Telephone: 310-440-5475
Telecopy:  310-440-5490

WITH A COPY TO:  Richard V. Sandler

Address:   844 Moraga Drive                Tax I.D. Number: 95-4459388
           Los Angeles, CA  90049
                                           (if acquired in the name of a
                                           nominee, the taxpayer I.D.
                                           number of such nominee)
Telephone:  310-440-5475
Telecopy:   310-440-5490

                                           Designated Bank:
Nominee (name in which the
Shares and Warrants are to be registered,  Name
if different than name of
Purchaser):                                ABA #

                                           Street Address
     (Nominee's Name)
                                           City     State    Zip Code

                                           Account Number  Attention

                       SECURITIES PURCHASE AGREEMENT FOR
                SHARES OF SERIES A PREFERRED STOCK AND WARRANTS
                           PURCHASER SIGNATURE PAGE

Accepted and agreed as of the              Aggregate Amount of
date first written above:                  Shares of Series A Preferred Stock
                                           to be Purchased:   200

                                           Aggregate Amount of
Name:  Mayfirst Assoicates, Ltd.           Warrants to be Purchased:  50,000

   By: /s/ RUDY VALNER
          Name:  Rudy Valner
          Title: Agent


          Address: c/o Law Offices of Rudy Valner
                   10100 Santa Monica Blvd.  -  Suite 945
                   Los Angeles, CA  90067

Telephone: 310-553-8336
Telecopy:  310-553-7132

WITH A COPY TO:

Address:                            Tax I.D. Number:

                                           (if acquired in the name of a
                                           nominee, the taxpayer I.D.
                                           number of such nominee)
Telephone:
Telecopy:

                                           Designated Bank:
Nominee (name in which the
Shares and Warrants are to be registered, Name: Swiss Bank Corporation if different than name of
Purchaser):                                ABA #:  026-007-993

                                           Street Address
 (Nominee's Name)                          New York, NY
                                           ---------------------------
                                           City    State      Zip Code
                                           101-WA-105252-000 Richard Schaefer
                                           -----------------------------------
                                           Account Number        Attention

                       SECURITIES PURCHASE AGREEMENT FOR
                SHARES OF SERIES A PREFERRED STOCK AND WARRANTS
                           PURCHASER SIGNATURE PAGE

Accepted and agreed as of the              Aggregate Amount of
date first written above:                  Shares of Series A Preferred Stock
                                           to be Purchased:  160

     Stephen Leroy Kling & Rosalyn         Aggregate Amount of
Name: H. Kling, Trustees of The Lee Kling  Warrants to be Purchased:  40,000
      Revocable Trust  U/T/A  1/20/82
   By: /s/ S. LEE KLING
      ------------------
          Name:  S. Lee Kling
          Title: Principle


          Address:  1401 S. Brentwood Boulevard
                    St. Louis, MO  63144

Telephone: 314-963-2501
Telecopy:  314-968-1255

WITH A COPY TO:

Address:                            Tax I.D. Number:  ###-##-####


                                           (if acquired in the name of a
                                           nominee, the taxpayer I.D.
                                           number of such nominee)
Telephone:
Telecopy:

                                           Designated Bank:
Nominee (name in which the
Shares and Warrants are to be registered,  Name
if different than name of
Purchaser):                                ABA #

                                           Street Address
   (Nominee's Name)
                                           City     State    Zip Code

                                           Account Number      Attention

                       SECURITIES PURCHASE AGREEMENT FOR
                SHARES OF SERIES A PREFERRED STOCK AND WARRANTS
                           PURCHASER SIGNATURE PAGE

Accepted and agreed as of the              Aggregate Amount of
date first written above:                  Shares of Series A Preferred Stock
                                           to be Purchased:   295

                                           Aggregate Amount of
Name: Ozzie Silna                          Warrants to be Purchased:  73,750

   By:  /s/ OZZIE SILNA
        -------------------
          Name:
          Title:


          Address:  23301 Palm Canyon Lane
                    Malibu, CA  90265


Telephone: 310-456-8054
Telecopy:  310-456-7594

WITH A COPY TO:

Address:                            Tax I.D. Number:

                                           (if acquired in the name of a
                                           nominee, the taxpayer I.D.
                                           number of such nominee)
Telephone:
Telecopy:

                                           Designated Bank:
Nominee (name in which the
Shares and Warrants are to be registered,  Name
if different than name of
Purchaser):                                ABA #

                                           Street Address
   (Nominee's Name)
                                           City     State    Zip Code

                                           Account Number  Attention

                       SECURITIES PURCHASE AGREEMENT FOR
                SHARES OF SERIES A PREFERRED STOCK AND WARRANTS
                           PURCHASER SIGNATURE PAGE

Accepted and agreed as of the              Aggregate Amount of
date first written above:                  Shares of Series A Preferred Stock
                                           to be Purchased: 400

                                           Aggregate Amount of
Name: DLJ Capital Corp.                    Warrants to be Purchased:  100,000

   By: /s/ MARJORIE WHITE
       --------------------
          Name:  Marjorie White
          Title: Secretary


          Address: 277 Park Avenue
                   New York, NY  10172

Telephone: 212-892-7232
Telecopy:  212-892-5978

WITH A COPY TO:

Address: Ed Poletti                  Tax I.D. Number:  13-2656882
         DLJ
         277 Park Avenue                   (if acquired in the name of a
         New York, NY  10172               nominee, the taxpayer I.D.
                                           number of such nominee)
Telephone:  212-892-7232
Telecopy:   212-892-5978

                                           Designated Bank:
Nominee (name in which the
Shares and Warrants are to be registered,  Name  Citibank, NA
if different than name of                      -----------------------
Purchaser):                                ABA #  021-000-089
                                                ----------------------

                                           Street Address
   (Nominee's Name)                        New York, NY
                                           ---------------------------
                                           City     State    Zip Code
                                           3889-6041        Ed Poletts
                                           ---------------------------
                                           Account Number  Attention
                                           F/F/C:  DLJ Capital Corp.
                                           275-187367

                       SECURITIES PURCHASE AGREEMENT FOR
                SHARES OF SERIES A PREFERRED STOCK AND WARRANTS
                           PURCHASER SIGNATURE PAGE

Accepted and agreed as of the              Aggregate Amount of
date first written above:                  Shares of Series A Preferred Stock
                                           to be Purchased:   200

                                           Aggregate Amount of
Name: Castlerock Partners                  Warrants to be Purchased:  50,000

   By: /s/ PAUL P. TANICO
       --------------------
          Name:  Paul P. Tanico
          Title: General Partner


          Address: Castlerock Partners
                   101 Park Ave.
                   New York, NY  10178
Telephone:  878-7654
Telecopy:

WITH A COPY TO:

Address:                      Tax I.D. Number:

                                           (if acquired in the name of a
                                           nominee, the taxpayer I.D.
                                           number of such nominee)
Telephone:
Telecopy:

                                           Designated Bank:
Nominee (name in which the
Shares and Warrants are to be registered,  Name
if different than name of
Purchaser):                                ABA #

                                           Street Address
   (Nominee's Name)
                                           City     State    Zip Code

                                           Account Number  Attention

                       SECURITIES PURCHASE AGREEMENT FOR
                SHARES OF SERIES A PREFERRED STOCK AND WARRANTS
                           PURCHASER SIGNATURE PAGE

Accepted and agreed as of the              Aggregate Amount of
date first written above:                  Shares of Series A Preferred Stock
                                           to be Purchased: $240,000
                                           (240 shares)

                                           Aggregate Amount of
Name: Nevada Anderson, Inc.                Warrants to be Purchased:  60,000

 By: /s/ CORBE G. ANDERSON
    ----------------------
         Name:  Corbe G. Anderson
         Title: President


         Address: 1400 Colorado Street
                  Boulder City, Nevada  89005

Telephone: 515-784-8755
Telecopy:  515-784-8199

WITH A COPY TO:

Address:                                Tax I.D. Number:  86-0880791

                                           (if acquired in the name of a
                                           nominee, the taxpayer I.D.
                                           number of such nominee)
Telephone:
Telecopy:

                                           Designated Bank:


Nominee (name in which the                 First Bank , N.A.
Shares and Warrants are to be registered,  ------------------------------
if different than name of                  Name
Purchaser):                                 091 0000 22
                                           ------------------------------
                                           ABA#
                                           601 2nd Ave.  South
                                           ------------------------------
* Warrant to be Split 30,000 to each of:   Street Address
----------------------------------------   Minneapolis, MN  55402
 (Nominee's Name)                          ------------------------------
 Profitable Ventures Inc.                  City   State       Zip Code
 2553 N. Carson St., Suite 3579            1-602-3009-7208 / Acct# 6021-6895
 Carson City, NV  89706  Tax ID 88-0391645 ---------------------------------
 Mystic Investments Limited                Account Number      Attention
 Shirley Park Avenue #24  Suite 2          Also-  Commercial Federal Bank
                Nassau, Bahamas            ABA #  0732903927
                                                     Acct#102459

                       SECURITIES PURCHASE AGREEMENT FOR
                SHARES OF SERIES A PREFERRED STOCK AND WARRANTS
                           PURCHASER SIGNATURE PAGE

Accepted and agreed as of the              Aggregate Amount of
date first written above:                  Shares of Series A Preferred Stock
                                           to be Purchased: 2,500.00

  Bond Fund Series for the Account of      Aggregate Amount of
Name: Oppenheimer Convertible              Warrants to be Purchased: 625,000.00
      Securities Fund

   By:  /s/ MICHAEL S. ROSEN
        --------------------
           Name:  Michael S. Rosen
           Title: Vice President


           Address:  Two World Trade Center,  34th Floor
                     New York, NY  10048-0203
Telephone: 212-323-0867
Telecopy:  212-323-0860

WITH A COPY TO:

Address: Oppenheimer Funds, Inc.           Tax I.D. Number:  16-6289311
         Attn:  Banking Operations
         6801 S. Tucson Way
         Englewood, CO  80112              (if acquired in the name of a
                                           nominee, the taxpayer I.D.
                                           number of such nominee)
Telephone: 303-768-2936
Telecopy:  303-768-2807

                                           Designated Bank:


Nominee (name in which the                 The Bank of New York
Shares and Warrants are to be registered,  ------------------------
if different than name of                  Name
Purchaser):                                021000018  GLA  #111612
                                           ------------------------
                                           ABA #
                                           90 Washington Street
     Hare & Co.                            ------------------------
     --------------                        Street Address
     (Nominee's Name)                      New York, NY  10286
                                           ------------------------
                                           City    State  Zip Code
                                           276990        Mr. Anthony Cng
                                           -----------------------------
                                           Account Number    Attention

                       SECURITIES PURCHASE AGREEMENT FOR
                SHARES OF SERIES A PREFERRED STOCK AND WARRANTS
                           PURCHASER SIGNATURE PAGE

Accepted and agreed as of the              Aggregate Amount of
date first written above:                  Shares of Series A Preferred Stock
                                           to be Purchased: $25,000  / 25 shares

                                           Aggregate Amount of
Name: Eric J. Maiss                        Warrants to be Purchased:    6,250
      ------------------------

   By: /s/ ERIC J MAISS
       -----------------------
            Name:
            Title:


            Address: 8121 Shadowvale Dr.
                     Las Vegas, NV  89117


Telephone:  702-248-3096
Telecopy:   702-829-1641

WITH A COPY TO:

Address:                            Tax I.D. Number:  ###-##-####
                                           (if acquired in the name of a
                                           nominee, the taxpayer I.D.
                                           number of such nominee)
Telephone:
Telecopy:

                                           Designated Bank:
Nominee (name in which the
Shares and Warrants are to be registered,  Name
if different than name of
Purchaser):                                ABA #

                                           Street Address
   (Nominee's Name)
                                           City     State    Zip Code

                                           Account Number  Attention

                       SECURITIES PURCHASE AGREEMENT FOR
                SHARES OF SERIES A PREFERRED STOCK AND WARRANTS
                           PURCHASER SIGNATURE PAGE

Accepted and agreed as of the              Aggregate Amount of
date first written above:                  Shares of Series A Preferred Stock
                                           to be Purchased:   180

                                           Aggregate Amount of
Name: David Chu                            Warrants to be Purchased:   45,000

   By: /s/ DAVID CHU
       -------------------
          Name:  David Chu
          Title:


Address:  536 Stanwich Road
          Greenwich, CT  06831

Telephone: 203-661-1578
Telecopy:  203-661-4010

WITH A COPY TO:

Address:                                   Tax I.D. Number:  094 46 4514

                                           (if acquired in the name of a
                                           nominee, the taxpayer I.D.
                                           number of such nominee)
Telephone:
Telecopy:

                                           Designated Bank:
Nominee (name in which the                 Chase Manhattan Bank
Shares and Warrants are to be registered,  -------------------------
if different than name of                  Name
Purchaser):                                021000021
                                           -------------------------
                                           ABA #
                                           1211 Avenues of America
                                           --------------------------
                                           Street Address
 (Nominee's Name)                          New York,  NY  10036
                                           --------------------------
                                           City      State  Zip Code
                                           0311147961    Paul Rossi
                                           --------------------------
                                           Account Number  Attention

                       SECURITIES PURCHASE AGREEMENT FOR
                SHARES OF SERIES A PREFERRED STOCK AND WARRANTS
                           PURCHASER SIGNATURE PAGE

Accepted and agreed as of the              Aggregate Amount of
date first written above:                  Shares of Series A Preferred Stock
                                           to be Purchased:   50

                                           Aggregate Amount of
Name: Andrew Schupak                       Warrants to be Purchased:    12,500

   By: /s/ Andrew Schupak
       ---------------------
           Name:
           Title:


           Address:  350 West 50th St.  Apt.#5PP
                     New York,  NY  10019

Telephone: 212-581-7197
Telecopy:  212-265-5264

WITH A COPY TO:

Address:                            Tax I.D. Number:

                                           (if acquired in the name of a
                                           nominee, the taxpayer I.D.
                                           number of such nominee)
Telephone:
Telecopy:

                                           Designated Bank:
Nominee (name in which the
Shares and Warrants are to be registered,  Name
if different than name of
Purchaser):                                ABA #

                                           Street Address
   (Nominee's Name)
                                           City     State    Zip Code

                                           Account Number  Attention

                       SECURITIES PURCHASE AGREEMENT FOR
                SHARES OF SERIES A PREFERRED STOCK AND WARRANTS
                           PURCHASER SIGNATURE PAGE

Accepted and agreed as of the              Aggregate Amount of
date first written above:                  Shares of Series A Preferred Stock
                                           to be Purchased:   25

                                           Aggregate Amount of
Name: Lance Maiss                          Warrants to be Purchased:  6,250

   By:  /s/ LANCE MAISS
        -----------------
           Name:
           Title:


           Address: 3780  Ranch Crest Dr.
                    Reno,  NV  89509

Telephone: 702  329-1959
Telecopy:

WITH A COPY TO:

Address:                            Tax I.D. Number:

                                           (if acquired in the name of a
                                           nominee, the taxpayer I.D.
                                           number of such nominee)
Telephone:
Telecopy:

                                           Designated Bank:
Nominee (name in which the
Shares and Warrants are to be registered,  Name
if different than name of
Purchaser):                                ABA #

Lance and Erica Maiss                      Street Address
----------------------------------
   (Nominee's Name)
                                           City     State    Zip Code

                                           Account Number  Attention

                       SECURITIES PURCHASE AGREEMENT FOR
                SHARES OF SERIES A PREFERRED STOCK AND WARRANTS
                           PURCHASER SIGNATURE PAGE

Accepted and agreed as of the              Aggregate Amount of
date first written above:                  Shares of Series A Preferred Stock
                                           to be Purchased:  60 in name of
                                           Stanley Aber

                                           Aggregate Amount of
Name: Stanley Aber                         Warrants to be Purchased:   15,000 in
                                           the name of Saber Development Corp.

   By: /s/ STANLEY ABER
       -----------------
           Name:                           Warrants to be issued to Saber
           Title:                          Development Corporation.

                                           /s/ STANLEY SABER
           Address: 145 E. 92nd Street     -----------------------
                    New York, NY  10128    President, Saber Development
                                           Corporation
Telephone: 212-888-0970
Telecopy:  212-644-6536

WITH A COPY TO:                     Tax I.D. Number:  13-295-7316 Saber
                                                      -------------------------
                                                      Development Corp.
                                                      -------------------------

Address:                            Tax I.D. Number:  ###-##-#### Stanley Aber
                                                      -------------------------
                                           (if acquired in the name of a
                                           nominee, the taxpayer I.D.
                                           number of such nominee)
Telephone:
Telecopy:

                                           Designated Bank:
Nominee (name in which the
Shares and Warrants are to be registered,  Name
if different than name of
Purchaser):                                ABA #

Saber Development Corporation              Street Address
--------------------------------
   (Nominee's Name)                        City     State    Zip Code

                                           Account Number  Attention